UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020

ALBIREO PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33451 (Commission File Number)	90-0136863 (IRS Employer Identification No.)

10 Post Office Square, Suite 1000 Boston, Massachusetts (Address of principal executive offices)	02109 (Zip Code)

(857) 254-5555

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALBO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 12, 2020, Albireo Pharma, Inc. (“Albireo”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders: (1) elected each of Michael Gutch, Ph.D. and Roger A. Jeffs, Ph.D. to Albireo’s Board of Directors as a Class I director for a term of three years to serve until the 2023 annual meeting of stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal (“Election of Directors”); (2) ratified the appointment of Ernst & Young LLP as Albireo’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Auditor Ratification”); and (3) approved, on an advisory basis, the compensation of Albireo’s named executive officers as disclosed in the proxy statement for the meeting (“Advisory Vote on Executive Compensation”). A more complete description of each of these matters is set forth in Albireo’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2020.

The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker nonvotes on each of the foregoing matters are set forth below.

1. Election of Directors

Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Nonvotes
Michael Gutch, Ph.D.	9,032,754	121,318	1,521,835
Roger A. Jeffs, Ph.D.	9,045,184	108,888	1,521,835

2. Auditor Ratification

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
10,575,494	20,942	79,471	—

3. Advisory Vote on Executive Compensation

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
8,889,343	165,549	99,180	1,521,835

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBIREO PHARMA, INC.

Date: June 15, 2020	/s/ Ronald H.W. Cooper
Ronald H.W. Cooper
President and Chief Executive Officer

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